TCW FUNDS, INC.

Supplement Dated October 1, 2010 to the Prospectus

Dated February 8, 2010 (As Amended May 1, 2010)

The TCW Asset Allocation Funds will invest, in addition to other TCW Funds, in the Metropolitan West Intermediate Bond, Metropolitan West High Yield Bond and Metropolitan West Total Return Bond Funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and TCW Investment Management Company, investment advisor to the TCW Funds, are affiliates by reason of each of them being a wholly-owned subsidiary of the TCW Group, Inc.

FUNDp 10/10